
SL 901/R

Corporate Presentation

Aug 2025

HARROW®

Your patients. Our purpose.

Safe Harbor

This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA, Core Results, such as core gross margin, core net income and core diluted net income per share, and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Harrow – A Leading Provider of Ophthalmic Disease Management Solutions in North America

Largest U.S. portfolio of ophthalmic prescription products for the front & back of the eye

> 59 prescription products

Specialty Prescription

- VEVYE, ILEVRO, NATACYN
- BYQLOVI
- 12 "workhorse" products

Buy & Bill

- IHEEZO, TRIESENCE
- BYOOVIZ, OPUVIZ

Compounded

- ImprimisRx

Key revenue drivers are best-in-class products with large market opportunities in early launch phases

- VEVYE | Dry Eye Disease
- IHEEZO | Ocular Anesthetic
- TRIESENCE | Corticosteroid
- BYOOVIZ | Retina
- OPUVIZ | Retina

Scalable commercial platform with an innovative market access & distribution model

- Committed to providing **access** to high-quality medications at **affordable** prices
- **VEVYE Access for All (VAFA)** program ensures eligible patients can receive VEVYE for as low as $0, or a maximum of $59
- Ability to **scale** through future acquisitions that fit within existing **commercial infrastructure**

Harrow was founded with a commitment to deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes

Investment Highlights

Recent Product Launches, New Launches in Late 2025-2027 are Fueling Profitable and Sustainable Growth

2025 Revenue expected to be *more than $280 million*, including:

1. **VEVYE** – large market; category-leading potential; **66% Q/o/Q Rx** volume growth
2. **IHEEZO** – **25%** growth in unit demand in Q2 2025 vs Q1 2025
3. **TRIESENCE** – **32%** growth Q2 2025 vs Q1 2025; Q4 2025 expansion to new market
4. **Specialty Products** – high margin and stable workhorse product portfolio
5. **ImprimisRx** – consistent cash producer with lasting customer goodwill

---

In August 2025, ***Harrow expands VAFA program capacity with a strategic alliance with Apollo Care, an innovative service provider with full nationwide coverage***

In July 2025, ***Harrow acquired the exclusive U.S. rights to Samsung Boepis ophthalmology biosimilars pipeline, including BYOOVIZ (Lucentis) & OPUVIZ (Eylea)***

In June 2025, Harrow acquired the exclusive U.S. commercial rights for BYQLOVI™ (clobetasol propionate ophthalmic suspension) 0.05% for the treatment of post-operative inflammation and pain following ocular surgery, and is the first new ophthalmic steroid in its class in over 15 years

Harrow's Portfolio of Ophthalmic Pharmaceutical Brands

Ocular Surface

- BYQLOVI™ (clobetasol propionate ophthalmic suspension) 0.05%
- IHEEZO (chloroprocaine HCl ophthalmic gel) 3%
- Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%
- Maxidex® (dexamethasone ophthalmic suspension) 0.1%
- Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
- Natacyn™ (natamycin ophthalmic suspension) 5%
- ZERVIATE® cetirizine ophthalmic solution, 0.24% (Formulated with Hydrella)
- vevye® (cyclosporine ophthalmic solution) 0.1%
- TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% (Formulated with XanGen)
- Verkazia® cyclosporine ophthalmic emulsion 0.1%
- Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base
- FRESHKOTE® Preservative Free Lubricant Eye Drops
- Moxeza® (moxifloxacin HCl ophthalmic solution) 0.5% as base

Anterior Segment

- ILEVRO® (nepafenac ophthalmic suspension) 0.3%
- IOPIDINE® (apraclonidine hydrochloride ophthalmic solution)
- Nevanac® (nepafenac ophthalmic suspension) 0.1%



Posterior Segment

- Triesence® (triamcinolone acetonide injectable suspension) 40 mg/mL
- Byooviz™ (ranibizumab-nuna) 0.05mL injection
- OPUVIZ™ (aflibercept-yszy) 0.05mL injection

imprimis Rx® A Harrow Company

Harrow's Three Commercial Channels

SPECIALTY PRESCRIPTION

One of the largest portfolios of branded ophthalmology products in U.S.

- VEVYE® (cyclosporine ophthalmic solution) 0.1%
- Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%
- FRESHKOTE® Preservative Free LUBRICANT EYE DROPS
- ILEVRO® (nepafenac ophthalmic suspension) 0.3%
- Maxidex® (dexamethasone ophthalmic suspension) 0.1%
- Verkazia® cyclosporine ophthalmic emulsion 0.1%
- Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
- Natacyn® (natamycin ophthalmic suspension) 5% Anti-Fungal Ophthalmic Suspension Rx Only
- Nevanac® (nepafenac ophthalmic suspension) 0.1%
- TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% Formulated with XanGen
- Vigamox™ (moxifloxacin HCl ophthalmic solution) 0.5% as base
- IOPIDINE® (apraclonidine hydrochloride ophthalmic solution)
- ZERVIATE® cetirizine ophthalmic solution 0.24% Formulated with Hydrelle
- BYQLOVI™ (clobetasol propionate ophthalmic suspension) 0.05%

BUY & BILL

Best-in-class products

- IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%
- Triesence® (triamcinolone acetonide injectable suspension) 40 mg/mL
- Byooviz™ (ranibizumab-nuna) 0.05mL injection
- OPUVIZ™ (aflibercept-yszy) 0.05mL injection

COMPOUNDED

Leading U.S. ophthalmic compounding business

imprimis Rx® A HARROW COMPANY

America's #1 trusted resource for **ophthalmic compounded** medications

Q2 2025 Key Financial Metrics *(in thousands)*

Consolidated Revenues



'25 Guidance
> $280,000
$48,871
$72,476
$88,595
$130,193
$199,614
Q2 25
$63,743
Q1 25
$47,831
H1 25
$111,574
20
21
22
23
24
25

Adjusted EBITDA



$5,715
$11,378
$13,017
$28,119
$40,327
$15,021
$17,006 Adjusted EBITDA in Q2 2025
20
21
22
23
24
H1 25

$52,963 in cash and cash equivalents as of June 30, 2025

[1] Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Q2 2025 Key Growth Drivers

	VEVYE® (cyclosporine ophthalmic solution) 0.1%	IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%	Specialty Branded + Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL	ImprimisRx® A Harrow Company
Q1 2025 Revenue	$21.5M	$5.2M	$1.0M	$20.5M
Q2 2025 Revenue	$18.6M	$18.3M	$5.2M	$21.5M
Expected H2 2025 Revenue	$60M+	$27M+	$44M+	$39M+
2025 Guidance	$100M+	$50M+	$50M+	$80M+

(1) Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Specialty Products
(Branded)

VEVYE – A Best-in-Class Solution for Dry Eye Disease

The first and only water-free cyclosporine to treat the signs and symptoms of dry eye disease

- In a pre-clinical ex-vivo corneal penetration study, VEVYE's vehicle delivered **~22x more cyclosporine** into the cornea than Restasis
- **Rapid Onset** – fastest working immunomodulator for dry eye demonstrated
- Clinically meaningful and statistically significant improvement in total corneal fluorescent staining by Day 15 with **lasting benefit out to 56 weeks**
- **Well-tolerated,** with 99.8% of patients experiencing no or mild instillation pain
- Orange book-listed patents with expiry in **2039**


vevye
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
Sterile, Non-Preserved
2 mL

DED Patient Population

Dry Eye prevalence is continuing to grow with aging populations, increased screen time and poor diets

- **37.1M** patients globally are estimated to be suffering from DED
- **28.1M** treating their dry eye with some form of medication
- **16.4M** people in the US have been diagnosed with DED
- **9.1M** treating dry eye with an Rx medication
  - **92%** of patients remain un- or under-treated due to limited efficacy and poor tolerability of many products on the market
  - Majority of patients end up switching between therapies, leading to poor adherence and refill rates

VEVYE Access For All (VAFA)

Eyecare professional prescribes VEVYE through specialty pharmacy → Specialty pharmacy dispenses VEVYE → Patient receives VEVYE regardless of insurance coverage for $0-$59 per bottle[1-3*]



vevye®
(cyclosporine ophthalmic solution) 0.1%
PRESCRIPTION
Dr. Smith
Ophthalmologist
Patient Name
Address
Date
Insurance
Diagnosis
Rx
Signature
HARROW

PHIL
+
Apollocare™



- **Remove Barriers** to Access for Patients and Providers
- **No prior authorization submission** delays for eligible patients
- **Enhance Prescriber Confidence** and Improve Commercial Coverage
- **Increase** Profitability and **Improve** Gross to Net (GTN)

1. ** For eligible commercially insured patients, after meeting a deductible, out-of-pocket costs will be $0. And – Harrow will reduce insurance co-pays by up to $400!*
2. *** Subject to terms and conditions for eligible patients, please visit harrowconnects.com to learn more (e.g., Medicare Part-D Opt-Out language, etc.).*
3. ****Subject to specific insurance plans for eligible patients, and Medicare-Part D opt-out through PHILRx.*

VEVYE Q2 2025 Key Metrics

- **Q2 TRx up 66% & NRx volume up 62% post launch of VAFA, with a significant increase in the number of HCPs writing directly to PhilRx**
- **High refill rates** with the average covered patient receiving 9 refills in 2024, are expected to continue in 2025
- **Net revenue** per unit expected to **increase** in 2025 vs. 2024
- **Nearly every** script written for VEVYE is profitable
- As of Q1 2025, VEVYE is **#1 in per-prescriber volumes for dry-eye prescription products,** "according to IQVIA"
- **Doubling batch size** in H2 2025 to keep up with expected demand and qualifying a secondary supplier in 2026

VEVYE Quarterly Prescriptions

(January 2024 launch)
(Based on Internal Data)[1]

The compounding impact of new prescriptions and high refill rates is expected to drive sustained revenue growth



119,526
66% Growth
Q1-25 vs. Q2-25
75,409
72,017
53,065
35,150
VAFA
Announced
8,730
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

(1) As of 2Q25, Harrow pharmacy partners have discontinued reporting VEVYE prescription data to third-party aggregators, like IQVIA. As a result, publicly available pay-for-data sources may no longer reflect VEVYE's actual market performance.

VEVYE Q2 2025 Market Share

- **As of Q2 2025, VEVYE has captured 7.8% of the total DED market, an increase of 2.6% from Q1 2025**
- **Harrow's primary strategic goal is – to become the number one most prescribed cyclosporine**
- In Q1 2025, VEVYE surpassed TRYVAYA in U.S. market share
- In Q2 2025, VEVYE has officially surpassed CEQUA in U.S. market share, becoming the **second largest** cyclosporine-based dry eye brand being prescribed
- Beginning to gain ground on MIEBO with VEVYE surpassing MIEBO NRx volumes on four U.S. markets

Market Share as of Q2 2025*



7.80%
2.6% Growth
Q1-25 vs. Q2-25
5.20%
Q1 2025
Q2 2025

*Data from IQVIA & PhilRx

Anterior Segment Products

"Workhorse" products in U.S. optometry and ophthalmology offices

Steroids, NSAIDs, and Anti-inflammatories

Flarex®
(fluorometholone acetate ophthalmic suspension) 0.1%

ILEVRO.
(nepafenac ophthalmic suspension) 0.3%

Maxidex®
(dexamethasone ophthalmic suspension) 0.1%

Nevanac®
(nepafenac ophthalmic suspension) 0.1%

OTC Preservative-Free Lubricant

FRESHKOTE®
Preservative Free
LUBRICANT EYE DROPS

Antihistamine, Antibiotics, and Antibiotic + Steroid Combination

Maxitrol®
(neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)

TobraDex® ST
(tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%
FORMULATED WITH XanGen®

Vigamox®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

ZERVIATE®
cetirizine ophthalmic solution, 0.24%
FORMULATED WITH HYDRELLA

The only FDA-approved Prescription Product for Vernal Keratoconjunctivitis

Verkazia®
cyclosporine ophthalmic emulsion 0.1%

The only FDA-approved Ophthalmic Antifungal

Natacyn®
(natamycin ophthalmic suspension) 5%
Anti-Fungal Ophthalmic Suspension
Rx Only

Glaucoma and IOP Control

IOPIDINE®
(apraclonidine hydrochloride ophthalmic solution)

BYQLOVI – Best-in-Class Steroid

A recent acquisition leveraging Harrow's commercial infrastructure

BYQLOVI™
(clobetasol propionate ophthalmic suspension) 0.05%

Description:

- BYQLOVI is an FDA-approved steroid to treat inflammation and pain after ocular surgery
  - Super potent and unique steroid: BYQLOVI is the only FDA-approved ocular steroid that utilizes clobetasol
  - **Best-in-class features:** Dosing (BID), robust clinical efficacy, proven safety profile
    - **Robust clinical efficacy:** over 80% of patients reported pain-free on the 4th day following surgery
    - **Proven safety profile:** low incidence of IOP elevation; similar safety profile to placebo
    - **Dosing**: BID

Market:

- **> 7M** annual ophthalmic surgeries in the U.S.

Intellectual Property:

- 2 Orange Book–listed patents, expiring in **2036**

Launch in Q1 2026


BYQLOVI

Buy & Bill Products
(Anesthetics, Therapeutics)

Recent Launch of Harrow Cares HUB

IHEEZO (chloroprocaine HCl ophthalmic gel) 3%

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

- Partnered with Cencora for reimbursement support through Harrow Cares HUB for IHEEZO and TRIESENCE
- Provides customer with reimbursement confidence and support
- Patient benefits verification and investigation
- Commercial patient co-pay support
- Provides up to date policy coverage, prior authorization forms and denial support
- HUB launch should accelerate expansion of treatments to patient pools beyond Medicare Fee-for-Service patients to commercial and Medicare Advantage, capturing the entire patient population

HARROW CARES

Harrow Cares helps you use TRIESENCE with confidence

Enroll via Fax, online at HarrowCares.com, or find our enrollment form on PX Technology. Put the focus back on your patients.

A one-stop personalized support service for you, your office staff, and your patients

IHEEZO Overview

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by the FDA in September 2022

- **First approved** use in the U.S. ophthalmic market of chloroprocaine hydrochloride
- **First branded ocular anesthetic** approved for the U.S. market in nearly 14 years
- IHEEZO Reimbursement:
  - Permanent J-Code (J2403)
  - Transitional pass-through status through April 2026 for ASC
- >12 million annual U.S. ocular procedures requiring ocular surface anesthesia
- Inactive ingredient hydroxyethyl cellulose, typically used in eye lubricants/tears
- Two Orange Book listed patents; latest expiring in 2039

IHEEZO clinical studies demonstrated:

~1-1.5 Min.

IHEEZO worked rapidly

IHEEZO had lower pain scores vs tetracaine

~22 Min.

IHEEZO provided sufficient anesthesia to successfully perform the surgical procedure

No patient dosed with IHEEZO required a supplemental treatment to complete the surgical procedure

IHEEZO Q2 2025 Key Metrics

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

- **"Retina Pivot"** re-focused commercial efforts on retina specialist community for use in intravitreal injection market.
    - Agreements with all 4 major GPOs in retina space
    - In Q2, **all 19** new accounts were retina practices
- Volume increased **33%** QoQ in the largest retina GPO that accounts for **70%** of landscape
- Distributor volume increased by **170%** in Q2 2025 vs Q1 2025
- **85.5%** customer reorder rate

IHEEZO Quarterly Customer Unit Demand[1]

(May 2023 launch)


NDC 82667-300-01
Iheezo™
(chloroprocaine HCl ophthalmic gel) 3%
Sterile
Rx only
For topical ophthalmic use
Contains no preservatives.
1 Vial 800 mg each
HARROW
Q1 seasonality typical for OPH buy and bill products
15,096
29,991
34,468
49,130
38,940
48,765
63% Growth Q2-24 vs. Q2-25
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

*Customer Unit Demand reflects the number of units purchased by surgery centers, clinic/group practices, and physicians from Harrow's distributors. This metric began in May 2023, and It is not representative of net sales or revenues on a GAAP basis.

Source data: 867 ValueTrak

TRIESENCE

Triesence
(triamcinolone acetonide
injectable suspension)
40 mg/mL


Sterile
Triesence
(triamcinolone acetonide
injectable suspension)
40 mg/mL
Preservative Free
1 mL
HARROW

Description:[1]

- The only FDA-approved preservative-free synthetic corticosteroid with separate reimbursement in all traditional settings of care

Supply Chain:

- Five-year supply agreement with current CMO
- Next-generation product development underway

Reimbursement and Coverage:

- Product-specific J-Code (J-3300); surgical and non-surgical indication affords unique reimbursement benefits.
- Pass-through status granted by CMS effective April 1, 2025

Intellectual Property:

- Orange Book–listed patents, expiring in 2029

Development:

- Next generation version of TRIESENCE in development and expected in the market prior to patent expiration

Q2 2025 Highlights:

- **870** new accounts YTD
- **32%** volume growth QoQ
- Prepared to launch in the ocular inflammation market (including cataract surgery), the largest single market for the product

(1) Data on visualization of vitrectomy obtained from Definitive Health 2023; data on posterior uveitis obtained from MedScape.

Best-in-Class anti-VEGF Biosimilars

Recently entered into an agreement with **Samsung Bioepis** to acquire U.S. commercials rights to portfolio of ophthalmic biosimilars, including **BYOOVIZ™ (Lucentis) and OPUVIZ™ (Eylea)**

Byooviz™
(ranibizumab-nuna)
0.05mL injection

BYOOVIZ (ranibizumab-nuna) 0.05mL injection, the first FDA- approved LUCENTIS biosimilar

- Indicated for the treatment of patients with Neovascular (Wet) Age-Related Macular Degeneration (AMD), Macular Edema following Retinal Vein Occlusion (RVO), and Myopic Choroidal Neovascularization (mCNV).

OPUVIZ™
(aflibercept-yszy)
0.05mL injection

OPUVIZ (aflibercept-yszy) 0.05mL injection, an FDA-approved EYLEA biosimilar

- Indicated for the treatment of patients with Wet AMD, Macular Edema following RVO, DME, and Diabetic Retinopathy (DR).

Fits in with existing commercial infrastructure & clinical synergy with IHEEZO (ocular anesthetic) & TRIESENCE (corticosteroid)

Harrow intends to take over commercialization of BYOOVIZ and OPUVIZ upon completion of transfer of commercialization rights expected by the end of 2025
Trademarks are Biogen's

U.S. Ophthalmic Market Share-Anti-VEGF's

~8.5M Units Across All Products

Unit Volume[1]


2,550,000
850,000
1,445,000
680,000
2,550,000
425,000
Eylea
Eylea HD
Vabysmo
Lucentis
Avastin
Biosimilars

- Anti-VEGF market is dominated by EYLEA, LUCENTIS, VABYSMO, and compounded Avastin (used off-label)
- Annual spending for current therapies in the U.S. under Medicare Part B exceeds $4.2B[2] making it among the most expensive drug categories in the U.S.

BYOOVIZ (Lucentis) & OPUVIZ (Eylea) offers a compelling value proposition and cost-effective alternative to current Anti-VEGF therapies & compounded Avastin:

- Clinically validated, FDA-approved, on label option with improved consistency & safety, reliable supply chain and pricing predictability
- Well positioned as a lower-cost anti-VEGF therapy offering an affordable and accessible alternative for patients

1. Company annual reports & Biopharma AVASTIN estimates
2. Review of Optometry

Compounded Products

ImprimisRx

imprimis Rx® A HARROW COMPANY

- Leading U.S. ophthalmic-focused compounding business
- More than 15,000 U.S. customers
- 50-state dispensing capabilities
- Broad therapeutic product portfolio
- Strategies underway to improve gross margins and increase revenue
- Through "Project Beagle," Harrow is transitioning patients from compounded products to equivalent or alternative FDA-approved products from Harrow's branded portfolio

Revenues*
(Dollars in thousands)



$48,475
$69,104
$82,013
$79,935
$83,499
$41,519
20
21
22
23
24
H1 25

**Excludes revenue From DEXYCU® in all years; 2023 revenues reflect sale of Company's non-ophthalmic business.*

ImprimisRx's revenue is for compounded products, which are not FDA-approved

Equity Ownership – Melt Pharmaceuticals


Harrow 46%
Others 54%

For more details on Melt Pharmaceuticals and its MELT-300 product, go to meltpharma.com.

- Melt Pharmaceuticals is a former subsidiary of Harrow
- MELT-300 is a non-IV and non-opioid sublingual sedation drug candidate for short-duration medical procedures
- MELT-300 is patented in the U.S. and key global markets
- Potential impact in >100 million short-duration procedures
- Positive topline Phase 3 clinical data reported in 4Q 2024
- MELT-300 NDA expected to be filed in 1H 2026
- MELT-300, if FDA-approved, would replace the MKO Melt, a compounded product sold by Harrow’s ImprimisRx subsidiary (150,000 units sold in 2024)
- Harrow also owns a 5% royalty interest and a right-of-first-refusal on the commercialization of MELT-300

Harrow – A Leading Provider of Ophthalmic Disease Management Solutions in North America

Largest U.S. portfolio of ophthalmic prescription products for the front & back of the eye

Specialty Prescription
- VEVYE, ILEVRO, NATACYN
- BYQLOVI
- 12 “workhorse” products

Buy & Bill
- IHEEZO, TRIESENCE
- BYOOVIZ, OPUVIZ

Compounded
- ImprimisRx

> 59 prescription products

Key revenue drivers are best-in-class products with large market opportunities in early launch phases

- VEVYE | Dry Eye Disease
- IHEEZO | Ocular Anesthetic
- TRIESENCE | Corticosteroid
- BYOOVIZ | Retina
- OPUVIZ | Retina

Scalable commercial platform with an innovative market access & distribution model

- Committed to providing **access** to high-quality medications at **affordable** prices
- **VEVYE Access for All (VAFA)** program ensures eligible patients can receive VEVYE for as low as $0, or a maximum of $59
- Ability to **scale** through future acquisitions that fit within existing **commercial infrastructure**

Harrow was founded with a commitment to deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes

Commitment to Supporting Mission Trips

See Intl
(Honduras) April 2024



Eye Doctors of Lancaster
(Africa) October 2024



Nevis Eye Care
(West Indies) November 2024



Health in Sight Missions
(Honduras) February 2025



During 2024, Harrow's donations helped approximately 17,000 patients in over 38 countries.

To date, in 2025, Harrow has committed donations to help nearly 5,000 patients in over 18 countries.

> "We are proud to have never turned down an opportunity to provide Harrow products to ophthalmologists and optometrists helping to give the gift of sight to our fellow brothers and sisters in the U.S. and across the globe."

Mark L. Baum,
Chief Executive Officer and Founder

HARROW®

Your patients. Our purpose.

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee 37215
Harrow.com

Mike Biega
Vice President of Investor Relations & Communications
mbiega@harrowinc.com
Direct: 617-913-8890


Your patients. Our purpose.